THE BYLAWS
                                       OF
                                 MICROCOR, INC.



         The following Bylaws are adopted effective the 1st day of September, 2004:


                     ARTICLE I. OFFICES - BOOKS AND RECORDS

A.       PRINCIPAL OFFICES

         The principal place of business of the Corporation in the State of Utah shall be located at 825 N 300 West, Salt Lake City, Utah 84103. The Corporation may also have an office or offices at such other place or places within or without the State of Utah as the Board of Directors may from time to time designate or the business of the Corporation requires.

B.       Registered Agent and Registered Office

         The Registered Agent of the Corporation is Richard Bruggeman, 825 N 300 West, Salt Lake City, Utah 84103, and the Registered Office of the Corporation in the State of Utah shall be located at the same address.

C.       Books and Records

         The Corporation shall keep at its registered office the following books and records:

1. Minutes of meetings and Consents of the Board of Directors and any committees thereof;

2.       Minutes of meetings and Consents of the Shareholders;

3. Record of Shareholders which shall give their names and addresses and the number and class of the shares held by each; and

4. Articles of Incorporation and Bylaws as originally executed and adopted together with all subsequent amendments thereto.

         All  other  books  and  records  of  account   shall  be  kept  at  the
Corporation's principal place of business or as determined by the Board of Directors.


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                               ARTICLE II. BYLAWS

A.       AMENDMENTS

         These Bylaws may, if consistent with and in compliance with the Articles of Incorporation, be altered, amended or repealed or new Bylaws may be adopted by the Board of Directors.

B. Provisions Contrary to or Inconsistent With Provisions of Law A.

         Any article, section, subsection, subdivision, sentence, clause or phrase of these Bylaws which, upon being construed in the manner provided herein, shall be determined to be contrary to or inconsistent with any applicable provisions of law, shall not apply so long as said provisions of law shall remain in effect, but such result shall not affect the validity or applicability of any other portions of these Bylaws, it being hereby declared that these Bylaws would have been adopted and each article, section, subsection, subdivision, sentence, clause or phrase thereof, irrespective of the fact that any one (1) or more articles, sections, subsections, subdivisions, sentences, clauses or phrases is construed to be illegal.


                           ARTICLE III. SHAREHOLDERS

A.       Annual Meeting

         Annual meetings of the Shareholders shall be held for the purpose of electing Directors and for the transaction of such other business as may come before the meeting.

B.       Special Meetings

         Special meetings of the Shareholders, for any purpose or purposes, may be called by the President or by any Director, and shall be called by the President at the request of the holders of not less than ten percent (10%) of all the outstanding shares of the Corporation entitled to vote at the meeting.

C.       Meetings by Telecommunications

         Shareholders may participate in any Shareholder meeting by any means of communication in which all persons participating can hear each other. A Shareholder participating in a meeting by this means is considered to be present in person at the meeting.

D.       Place of Meeting

         The Board of Directors may designate the place of meeting for any annual meeting called by the Board of Directors. A waiver of notice signed by all of the Shareholders entitled to vote at a meeting may designate any other place, either within or without the State of Utah, as the place for the holding of such meeting.


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E.       Notice of Meeting

         Written notice stating the place, day and hour of the meeting, and in case of a special meeting, the purpose or purposes for which the meeting is called shall be delivered not less than ten (10) nor more than twenty (20) days before the date of the meeting, by or at the direction of the President or the Director calling the meeting, to each Shareholder of record entitled to vote at such meeting.

F.       Quorum

         A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of Shareholders. If less than a majority of the outstanding shares are represented at any meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally set forth in the notice. The Shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Shareholders to leave less than a quorum.

G.       Proxies

         At all meetings of the Shareholders, a Shareholder may vote by proxy, executed in writing by the Shareholder. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after three (3) months from the date of its execution, unless otherwise provided in the proxy.

H.       Voting of Shares

         Each outstanding share entitled to vote shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of Shareholders.

I.       Cumulative Voting

         Cumulative voting of shareholders in elections of directors is not authorized.

J.       Informal Action by Shareholders

         Any action required to be taken at a meeting of the Shareholders, or any other action which may be taken at a meeting of the Shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the Shareholders entitled to vote with respect to the subject matter thereof.


                         ARTICLE IV. BOARD OF DIRECTORS

A.       GENERAL POWERS

         The business and affairs of the Corporation shall be managed under the direction of its Board of Directors. The Board of Directors shall determine matters of corporate policy and perform such duties as are required of it by law.

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B.       Number, Tenure and Qualifications

          The number of Directors of the Corporation shall be five (5). Each Director shall hold office until a successor shall have been elected and qualify. Directors need not be residents of the State of Utah.

C.       Regular Meetings

         A regular meeting of the Board of Directors shall be held without notice, immediately after, and at the same place as the annual meeting of Shareholders. The Board of Directors may provide, by resolution the time and place, either within or without the State of Utah, for the holding of additional regular meetings without other notice than such resolution.

D.       Special Meetings

         Special meetings of the Board of Directors may be called by or at the request of the President or any two (2) Directors. The person or persons authorized to call special meetings of the Board of Directors shall fix the place for holding any special meeting of the Board of Directors called by them.

E.       Notice

         Notice of any special meeting shall be given at least two (2) business days prior thereto by written notice delivered personally, faxed or mailed to each Director at his business address. Any Director may waive notice of any meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

F.       Quorum

         A majority of the Directors then elected shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority are present at a meeting, a majority of the Directors may adjourn the meeting from time to time without further notice. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally set forth in the notice. The Directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough Directors to leave less than a quorum.

G.       Manner of Acting

         The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Minutes of the proceedings of Board of Directors' meetings shall be prepared and shall be made available to the Shareholders.

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H. Chairman of the Board - Powers and Duties

         The Chairman of the Board of Directors, if there be one, shall have the power to preside at all meetings of the Board of Directors and shall have such other powers and shall be subject to such other duties as the Board of Directors may from time to time prescribe.

I.       Removal

         At any special meeting of the Shareholders duly called as provided in these Bylaws, any Director or Directors may, by the affirmative vote of the holders of a majority of all shares of stock outstanding and entitled to vote for the election of Directors, be removed from office, either with or without cause, and his successor or their successors may be elected at such meeting.

J.       Resignation

         A Director may resign at any time by giving written notice to the Board of Directors and the President. Unless otherwise specified in the notice, the resignation shall take effect upon receipt thereof by the Board, and the acceptance of the resignation shall not be necessary to make it effective.

K.       Vacancies

         Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors, though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office. Any directorship to be filled by reason of an increase in the number of Directors shall be filled by election at an annual meeting or at a special meeting of Shareholders called for that purpose, unless at such meeting the Shareholders delegate the filling of such vacancy to the Board of Directors.

L.       Compensation

         No compensation shall be paid to Directors for their services as such, but by resolution of the Board of Directors a fixed sum and expenses for actual attendance at each regular or special meeting of the Board of Directors may be authorized. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefore.

M.       Presumption of Assent

         A Director of the Corporation who is present at a meeting of the Board of Directors, at which action on any corporate matter is taken, shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting, or unless he shall file his written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

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N.       Informal Action by Directors

         Any action required or permitted to be taken at any meeting of the Board of Directors or committee thereof may be taken without a meeting if a written consent thereto is signed by all Members of the Board or of the Committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or Committee.

O.       Directors Conduct

         No contracts or other transactions between the Corporation and any other trust, organization or corporation shall be void by the fact that any of the Directors of the Corporation are financially or otherwise interested therein, or are trustees, directors or officers of such other trust, organization or corporation.

         Any Director, individually, or any trust, organization or corporation with which any Director may be associated, may be a party to or may be financially or otherwise interested in any contracts or transactions of the corporation, provided that the fact that he or such trust, organization or corporation is so interested, shall be disclosed or shall have been known to the Board of Directors or a majority thereof.

         Any Director of the Corporation who is also a trustee, director or officer of such other trust, organization or corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors of the Corporation which shall authorize any such contracts or transactions with like force and effect as if he were not such trustee, director or officer of such other trust, organization or corporation, or not so interested.

         In all other matters, the general standards of conduct for Directors shall be governed by the applicable laws of the state of Utah.

                              ARTICLE V. OFFICERS

A.       NUMBER

         The Officers of the Corporation may consist of a President, a Vice President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors. Any two (2) or more offices may be held by the same individual.

B.       Election and Term of Office

         The Officers of the Corporation shall be elected annually by the Board of Directors beginning at the first meeting of the Board of Directors held after each annual meeting of the Shareholders. Each Officer shall hold office until his successor shall have been duly elected and shall have qualified, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.


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C.       Removal

         Any Officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

D.       Vacancies

         A vacancy in any office because of death, resignation, removal, disqualification or otherwise, the duties of such Officer shall be performed by the President, if that position has been filled by the Board of Directors, or may be filled by the Board of Directors for the unexpired portion of the term.

E.       President

         If there is no Chief Executive Officer elected by the Board of Directors, the President shall be the principal executive officer of the Corporation, and subject to the control of the Board of Directors shall in general supervise and control all of the business affairs of the Corporation. The President shall have power to assign work, hire and discharge employees, determine the compensation of employees, purchase supplies, allocate vacation periods, grant leaves to employees, collect outstanding accounts, borrow money in the ordinary course of business and to do all acts necessary to the conduct of the business of the Corporation. He shall, when present, preside at all meetings of the Shareholders and of the Board of Directors. He may sign, with the Secretary or any other proper officer of the Corporation so authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors have authorized to be executed except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed, and in general shall perform all duties as may be prescribed by the Chief Executive Officer and Board of Directors from time to time.

F.       The Vice President

         In the absence of the President or in the event of his death, inability or refusal to act, the Vice President shall assume the day-to-day duties of the President and shall have power to assign work, hire and discharge employees, determine the compensation of employees, purchase supplies, allocate vacation periods, grant leaves to employees, collect outstanding accounts and do all acts necessary to the conduct of business in the ordinary course. Other powers of the President set forth in these Bylaws shall be performed by the Vice President in the absence of the President only with the approval of the Board of Directors. The Vice President at all times shall perform such duties as are from time to time assigned by the President.

G.       The Secretary

         The Secretary shall:

         1. Keep the minutes of the Shareholders' and Board of Directors' meetings in one (1) or more books provided for that purpose;

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         2.       See that all  notices  are duly given in  accordance  with the provisions of these Bylaws or as required by law;

         3.       Keep  a  register   of  the  post   office   address  of  each
                  Shareholder, which shall be furnished to the Secretary by each Shareholder;

         4. Sign with the President or Vice President certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors;

         5. Have general charge of the share transfer books of the Corporation; and

         6. In general, perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

H.       The Treasurer

         If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article 5 of these Bylaws. The Treasurer shall perform such other duties as from time to time may be assigned by the President, Vice President and Board of Directors.

I.       Salaries

         The salaries of the Officers shall be fixed from time to time by the Board of Directors and no Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.


                          ARTICLE VI. GENERAL MANAGER

         The Board of Directors may employ and appoint a General Manager who may or may not be one of the Officers or Directors of the Corporation. The General Manager shall be the Chief Operating Officer of the Corporation and, subject to the directions of the Board of Directors, shall:

         1.       Have  general  charge  of  the  business   operations  of  the
                  Corporation and general supervision over its employees and agents;

         2. Employ all employees of the Corporation, or delegate such employment to subordinate officers, and shall have authority to discharge any person so employed;

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         3.       Make a report to the  President and  Directors  quarterly,  or more often if required to do so, setting forth the result of the operations under his charge together with suggestions looking to the improvement and betterment of the condition of the Corporation; and

         4. Perform such other duties as the Board of Directors shall require.


               ARTICLE VII. CONTRACTS, LOANS, CHECKS AND DEPOSITS

A.       CONTRACTS

         The Board of Directors may authorize any officer or officers, agent or agents to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

B.       Loans

         The Board of Directors shall have the following powers or duties with respect to the lending of funds:

         1. To lend money in furtherance of any of the purposes of the Corporation, to invest and reinvest the funds of the
                  Corporation from time to time and to take and hold any property as security for the payment of funds so loaned or invested.

         2. To sign all checks, drafts or other order for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation by such officer(s) or agent(s) of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         3. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.


            ARTICLE VIII. CERTIFICATES FOR SHARES AND THEIR TRANSFER

A.       CERTIFICATES FOR SHARES

         Certificates representing shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President and by the Secretary. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the share transfer records of the Corporation. All certificates surrendered to the Corporation for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefore upon such terms and indemnity to the Corporation as herein provided.


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B.       Lost, Stolen or Destroyed Certificates

         The Corporation shall issue a new stock certificate in the place of any certificate theretofore issued where the holder of record of the certificate:

         1. Claim. Makes proof in affidavit form that it has been lost, destroyed or wrongfully taken;

         2. Timely Request. Requests the issuance of a new certificate before the Corporation has notice that the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim;

         3. Bond. Gives a bond in such form, and with such surety or sureties, with fixed or open penalty, as the Corporation may direct, to indemnify the Corporation against any claim that may be made on account of the alleged loss, destruction or theft of the certificates; and

         4.       Other    Requirements.    Satisfies   any   other   reasonable
                  requirements imposed by the Corporation not inconsistent with applicable law.

         When a certificate has been lost, apparently destroyed or wrongfully taken, and the holder of record fails to notify the Corporation within a reasonable time after he, she or it had notice of it, and the Corporation registers a transfer of the shares represented by this certificate before receiving such notification, the holder of record is precluded from making any claim against the Corporation for the transfer or for a new certificate.

C.       Transfer of Shares

         Transfer of shares of the Corporation shall be made only on the share transfer records of the Corporation by the holder of record thereof or by his legal representative, who shall furnish proper evidence of authority to transfer, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares. The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

D.       Transfer Defined

         As used in this Agreement, to "Transfer" Shares of the Corporation shall mean to dispose of or assign, with or without consideration, voluntarily or involuntarily, any legal or equitable interest in such Shares. A Transfer shall include, without limitation, a sale, gift, exchange, pledge, hypothecation, encumbrance, transfer in trust or contract or option to sell or transfer.

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                             ARTICLE IX. ACCOUNTING

         Full and accurate books of account shall be kept in accordance with generally accepted accounting practices. Such books of account shall be available for inspection by any Shareholder at all reasonable times.

                           ARTICLE X. INDEMNIFICATION

A.       THIRD PARTY ACTIONS

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including all appeals (other than an action, suit or proceeding by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer or employee of another Corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys' fees, judgments, decrees, fines, penalties and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

B.       Derivative Actions

         The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit, including all appeals, by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation as a director, trustee, officer or employee of another Corporation, partnership, joint venture, trust or other enterprise, against expenses including attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.


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C.       Rights After Successful Defense

         To the extent that a director, trustee, officer or employee has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article 10.1 or 10.2 or in defense of any claim, issue or matter therein, he shall be indemnified against expenses including attorneys' fees, actually and reasonably incurred by him in connection therewith.

D.       Other Determination of Rights

         Except in a situation governed by Article 10.3, any indemnification under Article 10.1 or 10.2, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in
Article 10.1 or 10.2. Such determination shall be made:

         1. By a majority vote of directors acting at a meeting at which a quorum consisting of directors who were not parties to such action, suit or proceeding is present;

         2. If such a quorum is not obtainable or even if obtainable and a majority of disinterested directors so direct, by independent legal counsel compensated by the Corporation in a written opinion; or

         3. By the affirmative vote in person or by proxy of the holders of a majority of the shares entitled to vote in the election of directors, without regard to voting power which may thereafter exist upon a default, failure or other contingency.

         E.       Advances of Expenses

         Expenses of each person indemnified hereunder incurred in defending a civil, criminal, administrative or investigative action, suit or proceedings including all appeals thereof, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors, whether a disinterested quorum exists or not, upon receipt of an undertaking by or on behalf of the director, trustee, officer or employee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation.

F.       Non-exclusiveness; Heirs

         The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled as a matter of law or under the Articles, these Bylaws, any agreement, vote of Shareholders, any insurance purchased by the Corporation or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office and shall continue as to a person who has ceased to be director, trustee, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

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

G.       Purchase of Insurance

         The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer or employee of the Corporation, or is or was serving at the request of the Corporation as a director, trustee, officer or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or under Utah law.


                             ARTICLE XI. DIVIDENDS

         The Board of Directors may from time to time declare, and the Corporation may pay dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.


                          ARTICLE XII. GENERAL COUNSEL

         The Board of Directors may appoint a General Counsel who shall advise and represent the Corporation generally in all legal matters and proceedings and shall act as counsel to the Board of Directors and the Executive Committee. The General Counsel may sign and execute pleadings, powers of attorney pertaining to legal matters and any other contracts and documents in the regular course of his duties.


                         ARTICLE XIII. WAIVER OF NOTICE

         Whenever any notice is required to be given to any Shareholder or Director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of Utah law, a waiver thereof, in writing and signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.


                        ARTICLE XIV. GENERAL PROVISIONS

A.       HEADINGS

         All headings set forth in these Bylaws are intended for convenience only and shall not control or affect the meaning, construction or intent hereof or any provision hereof.

B.       Gender

         As used herein, all pronouns shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction.

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

C.       Governing Law and Jurisdiction

         These Bylaws and the application or interpretation thereof, shall be governed exclusively by its terms and by the laws of the State of Utah. The parties agree that in any action relating to or arising from these Bylaws, the courts of the State of Utah are hereby designated the proper jurisdiction and venue to hear such action.


                            CERTIFICATE OF SECRETARY


I, the undersigned, do hereby certify:

         1. That I am the duly elected and acting Secretary of MicroCor, Inc., a Utah corporation; and

         2. That these Bylaws constitute the Bylaws of said Corporation as duly adopted by the Board of Directors thereof as of the 1st day of September, 2004.


/s/ Richard Bruggeman
Secretary













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